Exhibit 99.2

Exhibit 99.2

Preliminary

2007 Second Quarter Earnings

July 30, 2007

2:30 PM ET

Contact GMAC Investor Relations at (866) 710-4623 or investor.relations@gmacfs.com

Forward Looking Statements
In the presentation that follows and related comments by GMAC LLC (“GMAC”) management, the use of the words
“expect,” “anticipate,” “estimate,” “forecast,” “initiative,” “objective,” “plan,” “goal,” “project,” “outlook,” “priorities,” “target,”
“intend,” “evaluate,” “pursue,” “seek,” “may,” “would,” “could,” “should,” “believe,” “potential,” “continue,” or similar expressions is intended to identify forward-looking statements.  While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, these statements are not guarantees of any events or financial results, and GMAC’s actual results may differ materially due to numerous important factors that are described in the most recent reports on SEC Form 10-K for GMAC and Residential Capital, LLC (“ResCap”), each of which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: securing low cost funding to sustain growth for GMAC and ResCap and maintaining the mutually beneficial relationship between GMAC and General Motors Corporation (“GM”); our ability to maintain an appropriate level of debt; the profitability and financial condition of GM; restrictions on ResCap’s ability to pay dividends to us; recent developments in the residential mortgage market, especially in the nonprime sector; changes in the residual value of off-lease vehicles; the impact on ResCap of the continuing decline in the U.S. housing market;
changes in U.S. government -sponsored mortgage programs or disruptions in the markets in which our mortgage subsidiaries operate; changes in our contractual servicing rights; costs and risks associated with litigation; changes in our accounting assumptions that may require or that result from changes in the accounting rules or their application, which could result in an impact on earnings; changes in the credit ratings of ResCap, GMAC or GM; changes in economic conditions, currency exchange rates or political stability in the markets in which we operate; and changes in the existing or the adoption of new laws, regulations, policies or other activities of governments, agencies and similar organizations.  Investors are cautioned not to place undue reliance on forward-looking statements. GMAC undertakes no obligation to update publicly or otherwise revise any forward-looking statements except where expressly required by
law.   A reconciliation of certain non-GAAP financial measures included within this presentation is provided in the supplemental charts.
Use of the term “loans” describes products associated with direct and indirect lending activities of GMAC’s global operations.  The specific products include retail installment sales contracts, loans, lines of credit, leases or other financing products. The term “originate” refers to GMAC’s purchase, acquisition or direct origination of various “loan”
products.

2007 – Second Quarter Performance Highlights
Q2 2007 net income of $293 million, vs. earnings of $787 million in Q2 2006
•
Earnings improvement of $598 million from Q1 2007
•
Excluding ResCap, Q2 net income doubled year-over-year
Results at ResCap improved despite continuing pressure in the U.S.
residential mortgage market
•
Sharply reduced nonprime exposure and nonprime production
•
Increased servicing fee income and lowered structural cost base
Auto Finance results remain robust
•
Margins continue to improve year over year
•
Originations up, particularly used and diversified vehicles
Strong underwriting results drove improved performance for Insurance
•
Favorable loss experience relating to vehicle service contracts and dealer inventory insurance
GMAC and ResCap maintain strong liquidity positions
•
Cash and certain marketable securities totaled $17.5 billion at the end of Q2 2007

Second Quarter Net Income
* Includes Commercial Finance operating segment and 21% ownership of our former commercial mortgage unit
** Q2 2006 includes $259 million gain, net of taxes, from sale of an equity interest in a regional homebuilder

Memo:
($ millions)
Q2 2007 Q2 2006 Change Q1 2007
Global Automotive Finance $382 $137 $245 $396
Insurance 131 80 51 143
Other* 34 22 12 66
Net income before ResCap 547 239 308 605
ResCap** (254) 548 (802) (910)
Consolidated net income $293 $787 ($494) ($305)

Second Quarter Pre-tax Income
Note:
A number of GMAC’s U.S. entities converted to limited liability companies (LLC) in conjunction with the transaction to sell a controlling interest in the company last year; LLC entities now pass-throughs for tax purposes

* Includes Commercial Finance operating segment and 21% ownership of our former commercial mortgage unit
** Q2 2006 includes $415 million gain, before taxes, from sale of an equity interest in a regional homebuilder
Memo:
($ millions)
Q2 2007 Q2 2006 Change Q1 2007
Global Automotive Finance $431 $124 $307 $436
Insurance 188 117 71 191
Other* 37 27 10 69
Pre-tax income before ResCap 656 268 388 696
ResCap** (204) 879 (1,083) (851)
Consolidated pre-tax income 452 1,147 (695) (155)
Taxes (159) (360) 201 (150)
Net income $293 $787 ($494) ($305)

•
US mortgage market remains volatile and
credit has weakened as expected
•
Actions taken to reduce nonprime exposure
and limit nonprime production helped
performance
•
Nonprime warehouse exposure greatly
reduced
•
Business lending remains stable despite
continued pressure in sector
•
Credit remains manageable
•
UK market facing headwinds, offset by
tightened lending standards. Downside
limited by reduced residual position
•
Europe and Latin America production
expanded to support overall international
growth
•
Capital and liquidity even stronger than
Q1 2007
U.S. Residential
Finance
Business & Warehouse
Lending
ResCap – Q2 2007 Key Metrics

International Business
Capital & Liquidity

Warehouse Lending Receivables
Total: $3.9B
ResCap – Nonprime Risk
Reduced nonprime exposure:
•
Held for Sale portfolio decreased through sales and lower production
•
Steady asset run-off in the Held for Investment portfolio
•
Successful loan restructuring / sales in the warehouse lending business
Loan Servicing Portfolio
Total: $460.5B
Nonprime
Prime
14%
Held For Investment
Total: $62.7B
Held For Sale
Total: $19.3B
As of 6/30/07
8%
21%
71%

36%
3%
3%
11%
47%
During the second quarter, ResCap originated $27.2 billion
•
Originated $0.7 billion of nonprime product compared to $6.1 billion in Q2 2006
Total Q2 2007 sales were $25.8 billion
U.S. nonprime HFS is $1.9 billion, a decrease of $1.2 billion from $3.1 billion at Q1
ResCap – U.S. HFS Portfolio
Q2 2007 Distribution of $25.8B
(Issuance and whole loan sales)
Q2 2007 Production of $27.2B
Prime Conforming Prime Nonconforming
Government Nonprime
Prime Second-lien
Non-Agency Public Securitizations
Agency
Non-Agency Whole Loans

10%
46%
44%

Prime Nonconforming
34%
13%
1%
36%
16%
2002 2003 2004 2005 2006
ResCap – U.S. HFI Portfolio
U.S. HFI Nonprime Portfolio by Vintage at 6/30/07($41.9B) U.S. HFI Portfolio by Product at 6/30/07 ($59.6B)*
Prime Conforming
Prime Second Lien Nonprime
U.S. HFI portfolio declined by $2.4 billion during Q2
•
Nonprime decreased $3.1 billion to $41.9 billion or 70% of the portfolio
•
Prime increased $633 million to $17.6 billion or 30% of the portfolio; driven by strategy to grow prime loan portfolio
U.S. nonprime HFI reduction of $3.1 billion due primarily to runoff
•
Over 60% of runoff was in 2005 and 2006 vintage
•
Full year 2007 nonprime run-off estimate revised to be approximately $15 billion
* Included in the balance sheet under the caption “Finance receivables and loans, net of unearned income”

Government
17%
11%
70%
2%
0%

ResCap – Warehouse Lending & Servicing
Warehouse Receivables:
•
Warehouse Lending Receivables declined to $3.9 billion
– Nonprime exposure only $0.3 billion, or 8% of Warehouse Lending Receivables
– Nonprime exposure decreased by approximately $0.7 billion or 70% from approximately
$1.0 billion at 3/31/07
•
Experienced additional losses related primarily to nonprime exposure
– Total Q2 2007 net charge-off was $295 million
– Allowance at the end of Q2 2007 stands at $52 million
•
Further tightened controls over credit management
Servicing Portfolio:
•
3.5 million U.S. homeowners as of 06/30/07
– U.S. Servicing portfolio increased to $425 billion at Q2 2007, an increase of $43 billion or
11% from Q2 2006
ResCap ranked #6 in U.S. servicing
ResCap is the #1 subservicer in the U.S. with $66 billion subservicing portfolio as of
06/30/07
•
Servicing fees totaled $452 million in Q2 2007, a $66 million or 17% increase compared to Q2 2006

ResCap – Business Lending & International

Business Lending
•
Business remains profitable even as weakness in the U.S. housing market continues to pose significant challenges to the homebuilding industry
•
Lending in healthcare and resort finance helped to offset weaknesses within residential construction business
•
Residential construction business was impacted as a result of:
– Buyer affordability issues impacting business lending counterparties
– Lower lot option fees, lower model home gains, and lower income on real estate investments
•
Actions are being taken to manage through this difficult environment and we anticipate continued profitability in the second half of 2007
International
•
Year-over-year performance improvement continued in Q2
– Despite challenging competition, loan production up from last year
– Positive gain on sale offset by higher provisions
•
U.K. market, while still favorable, features increasing competition and tighter margins
– Assuming a more conservative risk posture – holding underwriting standards steady
– Sold majority of UK residual positions in the first half of 2007

9.2% 9.1%
9.2%
9.0%
8.4%
8.3%
9.2%
10.5%
11.9%
14.0%
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2
0.2%
0.2%
0.2%
0.1%
0.2%
0.2%
0.2%
0.3% 0.3%
0.4%
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2
•
Asset quality weaker due to continuing
slow housing market and stress in
nonprime mortgage market
•
Nonprime assets continue to drive
increase in delinquencies and
nonaccruals
•
On the securitized domestic HFI
portfolio, ResCap’s net exposure
limited to $1.0 billion first loss
position at 6/30/07
•
Charge-offs continue to rise as the
portfolio seasons and the market
remains under pressure
•
Current loan loss allowance has
increased to 2.71% compared to 2.54%
in Q1 2007
ResCap - Held for Investment Portfolio - Credit Quality
* MLHFI – Mortgage Loans Held for Investment. The total MLHFI is $62.7 billion for quarter ended 6/30/07, $65.3 billion for quarter ended 3/31/07,
$69.4 billion for 2006 & $69.0 billion for 2005 and is included in the balance sheet under the caption "Finance receivables and loans, net of unearned income"
Nonaccrual Loans as a % of total MLHFI
*
2005 2006 2007

Net charge-offs as a % of total MLHFI
*
2005 2006 2007

0.0%
0.0%
0.0%
0.0%
0.0%
0.0% 0.0%
0.4%
2.7%
0.0%
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2
0.0%
0.1% 0.1%
0.5%
0.4%
0.2% 0.2%
9.3%
2.9%
10.9%
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2
2005
•
Warehouse lending customers began
experiencing severe stress during Q4
2006 and continued into the Q2 2007
•
The significant decrease in nonaccrual
loans was due to loan restructurings
and charge-offs
•
Construction lending has added $130
million to nonaccrual status during the
second quarter as a result of continued
weakness in the residential
homebuilder sector
•
Net charge-offs of warehouse
receivables for Q2 2007 were $295
million
•
Allowance for loan losses in the
Lending Receivable portfolio
decreased to 2.47% for Q2 2007 from
2.66% at the end of 2006
ResCap - Lending Receivables - Credit Quality

2006
2005 2006 2007
2007
* Total lending receivables are $11.1 billion for quarter ended 6/30/07, $12.9 billion for quarter ended 3/31/07, $14.9 billion for 2006 & $13.6 billion for 2005 and are included in the balance sheet under the caption “Finance receivables and loans, net of unearned income”
Nonaccrual Loans as a % of
Total Lending Receivables
Net charge-offs as a % of
Total Lending Receivables

ResCap – Liquidity
Cash and cash equivalents of $3.7 billion at the end of Q2 2007
•
Issued $4 billion of unsecured debt in the second quarter
Ended Q2 with $7.5 billion in equity
•
Includes $0.5 billion capital contribution made by GMAC in April, for a total of
$1.0 billion contributed by GMAC to date in 2007
Strong levels of contingent liquidity available
•
Executed $2.2 billion in new committed funding facilities in the quarter
Anticipate continued access to global markets
* MINT I was established in Q2 2007 and increased outstanding liquidity by $25B on a temporary basis until Q3 when the predecessor structure (MINT) will be replaced

($ in billions)
6/30/07 3/31/07
Cash and Cash Equivalents $3.7 $2.6
Unused Bank Facilities 10.7 8.6
Unused Conduit Capacity
*
84.8 56.3
Unused Whole Loan Facilities 6.6 4.6
Total Available Liquidity $105.8 $72.1

ResCap – 2007 Outlook
Q2 results, while still weak, showed a marked improvement compared to Q1 results despite challenging conditions in the U.S. mortgage market
•
Multiple actions taken to mitigate risk have begun to show results
•
Business lending operations stable despite certain credit concerns
•
International operations continue to grow
Current capitalization and liquidity are ample
•
However, U.S. mortgage market remains weak and volatile
Expect continued improvement in ResCap's earnings performance in the second half of the year
•
Should real estate market pressures continue, expect ResCap’s current liquidity and capital position to be sufficient to operate throughout the cycle
Diverse earnings base coupled with strong origination and servicing platforms should drive longer-term earnings growth

•
New and used originations up over
year-ago levels, with used originations
increasing roughly 50%
Auto Finance – Q2 2007 Key Metrics
Originations
Credit Losses
Lease Residuals
Margins
•
Credit performance remains near
historically low levels
•
Residual performance remains strong
compared to 2006 levels
•
Improvement in NAO margins slightly
offset by continued pressure on IO
margins

$12
$13
$11
$12
$14
$19
$2.1 $2.1
$1.4
$1.4
$1.4
$1.5
Q1 '06 Q2 '06 Q3 '06 Q4 '06 Q1 '07 Q2 '07
New
Used
Auto Finance – Consumer Originations
($ billions)
Total Units (in 000s) 603             627              817              528     624              674
Q2 2007 new vehicle originations rose versus Q2 2006 levels
•
Increased used vehicle originations by roughly 50%
•
Posted modest growth in new vehicle originations
•
Enrolled 2,400 diversified dealers year to date to participate in retail programs under National brand

Auto Finance – Consumer Credit Quality
•
Losses remain near
historically low levels and
down from previous year
Annualized credit losses as a % of average
managed retail contracts
Delinquencies as a % of serviced retail assets
30 days or more past due
•
Delinquencies mostly flat
year over year and
comparable versus
historically low levels

2005
2006
2007
2005 2006 2007
2.2%
2.1%
2.3%
2.4%
2.2%
2.3%
2.5%
2.4%
2.3%
2.3%
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2
1.0%
0.9%
1.1%
1.0%
1.1%
1.0%
1.1%
1.2%
1.1%
0.9%
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2

Insurance – Q2 2007 Key Metrics
Written Revenue*
Underwriting Results
Investment Income
* Includes Written Premium
•
Continued growth in international
markets offset by decline in the
competitive U.S. insurance market
•
Strong underwriting results driven by
higher earned premiums and lower
loss experience. Improved combined
ratio of 90.2% in Q2 2007 vs. 96.2%
in Q2 2006
•
Income improvements from both
portfolio growth and asset
reallocation largely offset by lower
capital gains and parent dividends

Insurance – Consolidated Earnings
Core earnings continue to show growth, driven in part by favorable loss experience on vehicle service contracts and dealer inventory insurance
1. Core Earnings = Underwriting income + Investment income (net of tax)
2. Amounts net of taxes, pre-tax capital gains were $1 for  Q2 2007 and $2 for Q2 2006
3. Amounts net of taxes, pre-tax interest expense was $5 for Q2 2007 and $10 for Q2 2006
4. Combined Ratio = Sum of all incurred losses and expenses (excluding interest and income tax expense) divided by the total of premiums and service revenues earned and other income

($ millions)
Q2 2007 Q2 2006 Change
Core Earnings
1
$134 $85 $49
Capital Gains
2
1 2 (1)
Interest Expense
3
(4) (7) 3
Net Income $131 $80 $51
Combined Ratio
4
90.2% 96.2%

GMAC and ResCap maintain strong liquidity position
•
Cash and certain marketable securities of $17.5 billion at 6/30/07, up from 3/31/07 levels as a result of significant capital markets activity in the quarter
– $4.5 billion of unsecured transactions for GMAC, and $4.0 billion for ResCap
– $13.1 billion of whole loan sales and other secured funding for GMAC
•
Successfully completed renewals of 5-year and 364-day committed bank facilities
– GMAC and ResCap renewed roughly $20 billion of committed bank facilities
GMAC converted certain credit lines to drawable facilities with lower commitment fees
GMAC and ResCap will continue to balance prudent liquidity with a focus on the cost of borrowings
Global Liquidity
* Includes $5.3B and $3.2B cash invested in a portfolio of highly liquid marketable securities on 6/30/07 and 3/31/07 respectively
** MINT I was established in Q2 2007 and increased outstanding liquidity by $25B on a temporary basis until Q3 2007 when the predecessor structure (MINT) will be replaced

($ billions)
6/30/07 3/31/07
Cash and Marketable Securities* $18 $13
Unused Bank Facilities 25 31
Unused Conduit Capacity** 118 86
Unused Whole Loan Facility 43 44
Total Available Liquidity $203 $174

$1.1
$1.2
$1.1
$6.2
9/30/2005 12/31/2006 3/31/2007 6/30/2007
GM Exposure
Certain unsecured credit exposure to GM U.S. entities capped contractually at $1.5 billion
•
U.S. exposure $1.1 billion at 6/30/07
Exposure monitored continuously
Governance mandates that any new credit exposure over $5 million with affiliated parties
(includes both GM and Cerberus) requires GMAC Board approval
Secured Exposure Unsecured Exposure
($ billions)

$4.1
$2.1
$1.9 $1.9
9/30/2005 12/31/2006 3/31/2007 6/30/2007
($ billions)
* Represents $4 billion undrawn credit line that expired on Sept. 30, 2006
$6.2-$10.2*

Growth Initiatives
Encouraging progress leveraging GM relationships and experience to facilitate growth of diversified wholesale and retail auto finance business
•
Maintaining our commitment to grow business with GM and GM dealers
•
Enrolled 2,400 diversified dealers year to date to participate in National retail programs
•
Posted about 50% growth in used originations year over year through GMAC, Nuvell and National channels
•
Exceeded two million vehicle sales on SmartAuction, our exclusive remarketing channel
•
Building sales team to market vehicle service contracts beyond traditional GM network
Continuing profitable expansion overseas for all GMAC segments
•
Growth in China Auto Finance business remains strong
•
Insurance operations completed acquisition of U.K. based Provident Insurance
•
ResCap has agreed to acquire a small Canadian mortgage operation
•
Continuing Auto Finance, Mortgage and Insurance growth in Latin America

Solid performance in light of tough environment
•
Losses at ResCap more than offset by strong performances at Auto Finance and Insurance
•
Sharp reduction in ResCap’s nonprime exposure rendered company less vulnerable to
U.S. mortgage market volatility
•
Given continued risks in U.S. residential mortgage sector, GMAC and ResCap continue to maintain strong liquidity and capital position
– Significant cash balances, large-scale committed funding facilities and access to unsecured markets offer extensive financial flexibility
Significant challenges remain, but we are beginning to see the favorable impact of the actions taken to reduce risk
•
Expect continued improvement in ResCap's earnings performance in the second half of the year
•
Auto Finance and Insurance expected to perform well, although at more moderate growth rates than in the first half of the year
Longer term, GMAC’s business diversity and strong liquidity will allow company to withstand challenges and should spur successful earnings growth
Summary

Supplemental Charts

ResCap – Condensed Income Statement

($ millions)
Q2 2007 Q2 2006
Revenue
Total financing revenue $1,667 $1,821
Interest expense (1,610) (1,558)
Provision for credit losses (327) (123)
  Net financing (loss) revenue (270) 140
Mortgage servicing fees 452 387
Servicing asset valuation and hedge activities, net (152) (171)
Net loan servicing income 300 216
Net gains on sales of loans 173 375
Other income 315 843
Noninterest expense (722) (695)
Income tax expense (50) (331)
Net income (loss) ($254) $548

Auto Finance – Condensed Income Statement

($ millions)
Q2 2007 Q2 2006
Revenue
Consumer $1,399 $1,367
Commercial 443 419
Operating Leases 1,729 2,023
Total financing revenue 3,571 3,809
Interest expense (2,098) (2,437)
Provision for credit losses (103) (152)
Net financing revenue 1,370 1,220
Servicing fees 104 59
Net gains on sales of loans 226 129
Investment income 105 147
Other income 451 619
Total net automotive financing revenue and other income 2,256 2,174
Depreciation expense on operating leases (1,173) (1,344)
Noninterest expense (652) (706)
Income tax benefit (expense) (49) 13
Net income $382 $137

Insurance – Condensed Income Statement

($ millions)
Q2 2007 Q2 2006
Revenue
Insurance premiums and service revenue earned $1,042 $1,042
Investment income 81 84
Other income 43 31
  Total Insurance premiums and other income 1,166 1,157
Insurance losses and loss adjustment expenses (563) (653)
Acquisition and underwriting expense (396) (363)
Premium tax and other expense (19) (24)
Income before income taxes 188 117
Income tax expense (57) (37)
  Net income $131 $80

Reconciliation of Managed to Serviced Assets

* Retail receivables included in whole loan sales and full securitization transactions where GMAC is no longer exposed to credit and/or interest rate risk
Retail Auto Finance
($ millions)
6/30/07 3/31/07 12/31/06 9/30/06 6/30/06
On-balance sheet assets $58,973 $60,773 $61,105 $65,962 $62,394
Off-balance sheet securitized assets 7,564 5,632 6,591 4,391 5,108
Managed assets 66,537 66,406 67,696 70,353 67,503
Whole loan sales 19,179 19,657 19,354 19,683 20,706
Serviced assets $85,716 $86,063 $87,050 $90,036 $88,209

Reconciliation of Insurance Core Earnings

1. Amount within premium tax and other expense in Forms 10-Q and 10-K
2. Amount within investment income in Forms 10-Q and 10-K
($ millions)
Q2 2007 Q2 2006
Net Income $131 $80
Add: Pre-tax interest expense
1
5 10
Less: Pre-tax capital gains
2
1 2
Add: Estimated taxes on interest expense & capital gains (1) (3)
Core Earnings $134 $85